                                       UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  December 28, 2004
                          (Date of earliest event reported)

                Lehman ABS Corporation (as Note Trust Depositor under the Sale
         Agreement, dated as September 29, 2004, providing for the issuance of
                         Indymac Home Equity Loan Trust 2004-2
                 (Exact name of registrant as specified in charter)

                                        DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-116432-01                         13-3447441
          (Commission File Number)        (I.R.S. Employer Identification No.)

          3 World Financial Center
          NEW YORK, NY                                  10285
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (212) 526-7000

       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit No. Description

     99.1 Monthly Remittance Statement to the Certificateholders dated as of
     December 28, 2004.

                                    Signatures

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  in its capacity as Trustee under the
                                  Pooling and Servicing Agreement on
                                  behalf of Indymac MBS Inc, Registrant

          Date:  Dec 31, 2004               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          99.1 Monthly Remittance Statement to the Certificateholders
          dated as of December 28, 2004.

	IndyMac Home Equity Loan Trust 2004-2
	Collateralized Asset-Backed Bonds

	December 28, 2004 Distribution

	Contents

		TABLE OF CONTENTS

							Page

		1.	Contents				1
		2.	Certificate Payment Report				2
		3.	Collection Account Report				4
		4.	Credit Enhancement Report				7
		5.	Triggers, Adj. Rate Cert. and Miscellaneous Report				8

			Total Number of Pages				8

		CONTACTS

			Administrator: Brent Hoyler
			Direct Phone Number: (714)247-6322
			Address: Deutsche Bank
			1761 E. St. Andrew Place, Santa Ana, CA 92705

			Web Site: https://www.tss.db.com/invr
			Factor Information: (800) 735-7777
			Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:	IndyMac Bank					Cut-Off Date: September 1, 2004
	Certificate Insurer(s):						Closing Date: September 29, 2004
							First Payment Date: October 28, 2004
	Servicer(s):	IndyMac Bank

							Distribution Date: December 28, 2004
	Underwriter(s):	Lehman Brothers Underwriter					Record Date: December 27, 2004

					Page 1 of 8					© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-2
	Collateralized Asset-Backed Bonds
	Series 2004-02
	Certificate Payment Report for December 28, 2004 Distribution

	Distribution in Dollars - Current Period
				Prior						Current
	Class	Original		Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Losses	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A	500,000,000.00			500,000,000.00	958,864.86	-	958,864.86	-	-	500,000,000.00

Total	500,000,000.00			500,000,000.00	958,864.86	-	958,864.86	-	-	500,000,000.00

	Interest Accrual Detail			Current Period Factor Information per $1,000 of Original Face
					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
						(1)	(2)	(3)	(4)=(2)+(3)	(5)

A	11/29/04	12/27/04	A-Act/360	45661AAC6	500,000,000.00	1,000.000000	1.917730	-	1.917730	1,000.000000

						Page 2 of 8				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-2
	Collateralized Asset-Backed Bonds
	Series 2004-02
	Certificate Payment Report for December 28, 2004 Distribution

	Distribution in Dollars - to Date
										Current
	Original			Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)	(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A	500,000,000.00	2,739,975.97		-	-	-	2,739,975.97	-	-	500,000,000.00

Total	500,000,000.00	2,739,975.97		-	-	-	2,739,975.97	-	-	500,000,000.00

	Interest Detail
	Pass-	Prior Principal			Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)		Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance		Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
				(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A	2.38063%	500,000,000.00		958,864.86	-	-	-	958,864.86	958,864.86	-

Total	500,000,000.00			958,864.86	-	-	-	958,864.86	958,864.86	-

						Page 3 of 8				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-2
	Collateralized Asset-Backed Bonds

	Collection Account Report for December 28, 2004 Distribution

	Collection Account Report

SUMMARY							TOTAL

	Principal Collections						0.00
	Interest Collections						981,666.67
	Interest Withdrawals						(16,135.14)
	Interest Fees						(6,666.67)
	Interest Other Accounts						0.00

	AVAILABLE FUNDS TO BONDHOLDERS						958,864.86

PRINCIPAL - COLLECTIONS							TOTAL

	On Underlying, Indymac Home Equity Loan Trust 2004-2 Class A						0.00

			Page 4 of 8				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-2
	Collateralized Asset-Backed Bonds

	Collection Account Report for December 28, 2004 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS							TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS							TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS							TOTAL

	On Underlying, Indymac Home Equity Loan Trust 2004-2 Class A						981,666.67

			Page 5 of 8				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-2
	Collateralized Asset-Backed Bonds

	Collection Account Report for December 28, 2004 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS							TOTAL

	Class A Note Reserve Fund Deposit						16,135.14

	TOTAL INTEREST WITHDRAWLS						16,135.14

INTEREST - OTHER ACCOUNTS							TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - FEES							TOTAL

	Indenture Trustee fees						416.67
	Insurance Premium Fees						6,250.00

	TOTAL INTEREST FEES						6,666.67

			Page 6 of 8				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-2
	Collateralized Asset-Backed Bonds

	Credit Enhancement Report for December 28, 2004 Distribution

	Credit Enhancement Report

ACCOUNTS							TOTAL

	Resereve Fund Beginning Balance						216,527.78

	Required Class A Note Reserve Fund Deposit						16,135.14
	Reserve Fund Ending Balance						232,662.92
	Reimbursement amount due to Certificate Insurer						0.00

	Reimbursement amount paid to Certificate Insurer						0.00

	Cumulative Reimbursement amt remaining unpaid to Insurer						0.00

INSURANCE							TOTAL
SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES							TOTAL
SPACE INTENTIONALLY LEFT BLANK

			Page 7 of 8				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-2
	Collateralized Asset-Backed Bonds

	Triggers, Adj. Rate Cert. and Miscellaneous Report for December 28, 2004 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS							TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADJUSTABLE RATE CERTIFICATE INFORMATION							TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION							TOTAL

	INSURANCE POLICY DRAW AMOUNT						0.00

	(x) Guranteed Interest Draw Amount						0.00
	(y) Guranteed Principal Draw Amount						0.00
	(z) Guranteed Backstop Amount						0.00
	Total Insurance Policy Draw Amount						0.00

	Has Rapid Amortization event occured?						No
	Months to Mandatory Auction Payment Date						21

	LIBOR Determination Date						Nov-24-04
	LIBOR Rate						2.180630%

			Page 8 of 8				© COPYRIGHT 2004 Deutsche Bank